UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08587

Jennison 20/20 Focus Fund

Exact name of registrant as specified in charter

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
Address of principal executive offices	Zip code

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service

Registrant’s telephone number, including area code:    800-225-1852

Date of fiscal year end:    1/31/2007

Date of reporting period:    1/31/2007

Item 1 –	Reports to Stockholders

Jennison 20/20 Focus Fund

JANUARY 31, 2007	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

March 16, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison 20/20 Focus Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison 20/20 Focus Fund

Jennison 20/20 Focus Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison 20/20 Focus Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 1/31/07
	One Year	Five Years	Since Inception[1]
Class A	11.24%	67.60%	113.15%
Class B	10.34	61.42	99.53
Class C	10.41	61.51	99.65
Class R	11.05	N/A	58.58
Class Z	11.49	69.55	117.37
S&P 500 Index[2]	14.50	39.06	**
Russell 1000® Index[3]	14.48	43.61	***
Lipper Multi-Cap Core Funds Avg.[4]	11.42	44.00	****

Average Annual Total Returns[5] as of 12/31/06
	One Year	Five Years	Since Inception[1]
Class A	7.90%	8.76%	8.32%
Class B	8.31	9.04	8.22
Class C	12.31	9.18	8.22
Class R	14.06	N/A	18.90
Class Z	14.46	10.28	9.30
S&P 500 Index[2]	15.78	6.18	**
Russell 1000® Index[3]	15.46	6.82	***
Lipper Multi-Cap Core Funds Avg.[4]	13.29	6.59	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 7/1/98; Class R, 6/14/04.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

3The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000® Index, an index that represents approximately 98% of the U.S. market.

4The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 1/31/07 are 45.13% for Class A, Class B, Class C, and Class Z; and 34.73% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns as of 12/31/06 are 4.30% for Class A, Class B, Class C, and Class Z; and 11.58% for Class R.

***Russell 1000 Index Closest Month-End to Inception cumulative total returns as of 1/31/07 are 51.28% for Class A, Class B, Class C, and Class Z; and 37.26% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns as of 12/31/06 are 4.76% for Class A, Class B, Class C, and Class Z; and 12.21% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 1/31/07 are 72.61% for Class A, Class B, Class C, and Class Z; and 35.62% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 12/31/06 are 5.77% for Class A, Class B, Class C, and Class Z; and 11.48% for Class R.

Jennison 20/20 Focus Fund	3

Your Fund’s Performance (continued)

Five Largest Growth Holdings expressed as a percentage of net assets as of 1/31/07
Google, Inc. (Class A), Internet Software & Services	2.8%
Roche Holding AG, (Switzerland), Pharmaceuticals	2.5
NYSE Group, Inc., Diversified Financial Services	2.4
PepsiCo, Inc., Beverages	2.4
Walt Disney Co. (The), Media	2.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Value Holdings expressed as a percentage of net assets as of 1/31/07
Kroger Co. (The), Food & Staples Retailing	3.1%
Motorola, Inc., Communications Equipment	3.1
Bank of New York., Inc. (The), Capital Markets	3.0
NRG Energy, Inc., Independent Power Producers & Energy Traders	3.0
Cadbury Schweppes PLC, (United Kingdom) Food Products	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 1/31/07
Oil, Gas & Consumable Fuels	8.0%
Capital Markets	7.0
Communications Equipment	6.2
Software	6.2
Food Products	5.9

Industry weightings reflect only long-term investments and are subject to change.

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Basic strategy and performance overview

The underlying strategy of the Jennison 20/20 Focus Fund is to combine two concentrated portfolios, each managed in a consistent style-specific manner—one is a growth portfolio and the other is a value portfolio. Our goal is to reduce the volatility that would normally result when a single style is followed through shifting markets. For the 12-month period ended January 31, 2007, the Fund’s Class A shares underperformed the S&P 500 Index and the Russell 1000 Index, but was in line with the return of comparable funds as measured by the Lipper Multi-Cap Core Funds Average. We compare the performance of each of the Fund’s component portfolios to a style-specific Russell 1000 Index.

Growth portfolio

The growth segment underperformed the Russell 1000 Growth Index, primarily due to stock selection and an overweighting in technology. The strong gains generated by Cisco, Apple, and Google (see Comments on Largest Growth Holdings) were not enough to offset the declines of Marvell Technology Group, Broadcom, Corning, Qualcomm, and eBay.

The fast-growing communications semiconductor firms Marvell, Broadcom, and Qualcomm were hit by concerns about the growth outlook for the industry. We continue to hold Marvell and Qualcomm, confident that their core businesses remain intact and that their stock prices will respond to the resumption of earnings growth. We sold Broadcom in July due to a slower sales outlook. Specialty glass maker Corning was hurt by weak pricing for glass panels used in LCD televisions and computer monitors, which offset robust unit demand, and by a drop in sales at its telecommunications segment. We exited the position in July. eBay suffered due to renewed concerns that its core U.S. auctions business is now in a slower-growing stage of its life cycle, competitive worries over PayPal, and the impact on its core profitability of the embryonic eBay Express. We closed the growth segment’s position in eBay because we thought its growth prospects had deteriorated.

The growth segment’s healthcare and industrials holdings also trailed the corresponding sectors in the Russell 1000 Growth Index. UnitedHealth Group and 3M were the weakest performers in these areas; we closed both positions.

On the positive side, Cisco Systems, the world leader in the routers and switches that direct Internet and computer network traffic, rebounded in the second half of 2006, hitting a multi-year high after the company’s earnings and forecast earnings topped expectations in November. They were driven by surging demand from telecommunications providers for Cisco’s networking gear. We took profits and

Jennison 20/20 Focus Fund	5

Your Fund’s Performance (continued)

closed the position. Apple gained on better-than-expected sales growth of Mac computers and iPods.

NYSE Group, IntercontinentalExchange, Merrill Lynch, UBS, American International Group, Walt Disney (see Comments on Largest Growth Holdings), and Federated Department Stores bolstered returns. NYSE Group gained amid growing optimism that the world’s largest equities exchange will gain regulatory and shareholder approval for a merger with Euronext NV. Shares of IntercontinentalExchange, the world’s largest electronic global futures and over-the-counter marketplace for global commodity trading, rose due to its announcement of the purchase of the New York Board of Trade, the world’s leading soft commodity exchange. We took profits and sold the growth segment’s shares. Merrill, the largest U.S. brokerage, reported third-quarter profit that topped Wall Street projections. Investment bank revenue was stronger than expected in part due to strong commodity revenues; the retail broker unit performed well in choppy conditions. Since our initial purchase in July 2004, the stock price has appreciated significantly. We decided to take profits and exited the position in December 2006.

Value portfolio

The value segment outperformed the Russell 1000 Value Index. Performance was broad based with stocks across various sectors driving returns. A position in copper miner Phelps Dodge made a particularly significant contribution. Its shares rose in part because Freeport-McMoRan Copper & Gold announced that it intends to buy Phelps Dodge in a $25.7 billion cash plus stock transaction, creating the world’s second-largest copper producer. Another factor was the continuing supply/demand imbalance for copper, which led prices higher. We exited the position, as the relative reward to risk was lower than the stock we purchased in its place.

Supermarket chain Kroger (see Comments on Largest Value Holdings), Texas-based power provider TXU, and Comcast, the largest U.S. cable television operator, were also major contributors to performance. Kroger is in the midst of a long-term repositioning and raised its fiscal 2006 earnings per share outlook from a 6%-to-8% range to an 8%-to-10% range. We continue to be optimistic about Kroger.

TXU stock rose as the company stunned the market with its plans to build 8,600 mega-watts of low-cost, clean coal-fired generation plants in Texas by 2010. We took profits and closed the position during the third quarter of 2006.

Comcast revenue was driven higher by greater demand for broadband, telephone, and digital video services. Its shares had been sluggish for three years, despite flat

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capital expenditures and double-digit earnings growth. The company has begun to generate significant free cash flow as declining capital expenditures have combined with rising earnings from the sale of digital video and phone service. We took profits and closed the value segment’s position in Comcast in September.

Shares of global specialty chemical producer DuPont rose with the easing of hydrocarbon prices. Although DuPont, in our view, has done a commendable job in passing through energy costs to customers over the past couple years, higher raw material and energy costs have chipped away at its earnings. Recently, DuPont implemented further price hikes to cope with these higher costs and for reinvestment, without losing customers. DuPont will continue to be judged on its margin improvement through cost cutting and lower working capital. We retain our confidence in the firm, as we believe the market will reward its ongoing restructuring, which leaves high margin specialty businesses. Its stock is trading at one of its lowest multiples of earnings in many years.

Overall, the value segment’s energy and technology holdings declined. We warned that investors should expect occasional corrections in energy commodity (oil, natural gas, and coal) prices and in the stocks of companies that produce them. During 2006, oil prices fell as low as $56/barrel in mid-November, significantly lower than their high of $78, before settling in the low $60s at period-end. Natural gas prices also declined sharply from early 2006 highs before recovering somewhat. These weak oil and natural gas prices during the second half of 2006 took their toll on all energy stocks, including Nexen and Suncor. Oil services holding Halliburton also hurt returns. However, we took an approximate 64% profit between our initial purchase in March 2005 and our sale of the position in February 2006.

Software position CA shares fell when its CFO and COO left. Investors became nervous that the departures signaled more than an organizational transition. Moreover, CA delayed releasing its fourth-quarter and fiscal 2006 financial results in order to complete work on its accounting for sale commissions and income taxes. We exited the position during the second quarter of 2006 due to the increased short-term risk, but repurchased CA stock in January 2007 as we believe the weak returns are in the past, earnings potential is strong, free cash flow is attractive, and billings are improving.

Looking ahead

Growth perspective. Over the past several years, investors have shown a clear aversion to risk in times of rising interest rates and commodity prices. In such an environment, lingering inflation concerns usually outweigh their expectations for growth over the longer term. A benign inflation environment and the Federal

Jennison 20/20 Focus Fund	7

Your Fund’s Performance (continued)

Reserve’s seeming conviction that interest rates are now at an appropriate level should make investors more willing to pay for earnings growth that is both above average and enduring. Companies with this profile are well represented in our portfolio. Even if investors are not willing to pay higher multiples of these companies’ earnings, their above-average earnings growth should be rewarded. We project that our portfolio of growth stocks will deliver just under 20% earnings per share growth in 2007, twice the rate expected of the companies in the S&P 500 Index and even well above the rate projected for growth stocks (the Russell 1000 Growth Index).

Value perspective. We still believe that the global economy will continue to grow at a modest pace and that the U.S. stock market overall is reasonably priced for such growth. The biggest risk we see is that profit margins of many companies are at all-time highs and will likely fall if growth does not materialize. We continue to look for attractively valued stocks with strong free cash flow and steadily rising earnings that have lower risk of shrinking margins. Over the past several months, we have found many companies possessing what we believe to be strong and steady free cash flow across a variety of industries.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings—Growth Portfolio

2.8%	Google, Inc./Internet Software & Services

Google sells advertising on its Internet search tools. We believe its technological lead and dominant position in online Web search is a unique strength that has enabled it to monetize its search activity at a higher rate than its competitors. Its continued investment in capital and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

2.5%	Roche Holding AG (Switzerland),/Pharmaceuticals

Roche is the world’s largest producer of cancer drugs. It has beaten earnings and income expectations, thanks to strong growth in cancer drugs and soaring margins. Clinical data in 2006 confirmed that Rituxan, its best-selling cancer therapy, also inhibits structural damage of joints caused by rheumatoid arthritis. This illustrates Roche’s ability to increase sales of its cancer treatments by extending their use to other conditions.

2.4%	NYSE Group, Inc./Diversified Financial Services

NYSE Group operates and regulates the New York Stock Exchange and the electronic stock market NYSE Arca. If its proposed merger with European exchange Euronext NV materializes, the combination would have unprecedented scale and global presence, as well as exposure to the lucrative derivatives stream. We believe the deal would offer substantial cost-saving opportunities and the potential for several years of dynamic growth.

2.4%	PepsiCo, Inc./Beverages

PepsiCo’s strong sales and earnings growth has been supported by a broad product portfolio. Sales from Frito-Lay, Pepsi International, Gatorade, Aquafina, and Propel, which account for more than 80% of Pepsi’s revenue, are growing at a rate in the high single digits. Only Pepsi’s U.S. cola business, now little more than 15% of company sales, is growing slowly. Many of the non-cola products, such as snack foods, have higher profit margins than soda syrup.

2.4%	Walt Disney Co. (The)/Media

Disney is a diversified media company that we consider to be well positioned for growth. Its content can generate several revenue streams, which can reduce the volatility of earnings and increase returns on invested capital. Disney is emphasizing new products that can be monetized through its studio, consumer products, and parks and resorts segments. We expect Disney to benefit from new and updated products, strong earnings growth at ESPN, and aggressive investments in future growth via new content, online, mobile businesses, video games, and brands.

Jennison 20/20 Focus Fund	9

Comments on Largest Holdings—Value Portfolio

3.1%	Kroger Co. (The)/Food & Staples Retailing

Kroger is the largest retail grocery chain in the United States, operating food supermarkets, convenience stores, and stores that also sell pharmaceuticals and general merchandise. Competition from non-traditional sources, primarily Wal-Mart, pushed Kroger into a multi-year decline in earnings, but better pricing, changes in compensation structure, and new merchandising initiatives have started to drive profitable sales growth without adding pressure on margins.

3.1%	Motorola, Inc./Communications Equipment

Motorola is the world’s second-largest mobile phone maker. We believe it has a dominant position and competitive advantages that the market is not fully valuing in its stock price. We are aware that a difficult pricing environment may limit average selling price gains and interrupt Motorola’s smooth margin expansion, but we expect it to gain handset market share in 2007 due to its scale, which out-sizes many of its competitors. We believe Motorola’s acquisition of Symbol Technologies, a firm well-established in mobile-data computing and radio-frequency identification technology, will increase its earnings in the long term.

3.0%	Bank of New York Co Inc. (The)/Capital Markets

Bank of New York provides services to move and manage financial assets in more than 100 markets worldwide. Its merger with Mellon Financial creates the world’s largest custodian, with more than $16 trillion in assets under custody in an industry where scale matters and pricing has been predatory. The deal also offers immediate cost savings, provides growth opportunities for the combined entity in the asset and wealth management businesses, and solves management succession issues at both companies.

3.0%	NRG Energy, Inc./Independent Power Producers & Energy Traders

NRG Energy primarily owns and operates power generation facilities, purchases fuel and transportation services for them, and markets and trades energy and related products. We think it should benefit from declining spare generation capacity as demand growth catches up to supply. It has attractively low generation costs so its margins can expand as the prices for energy and generating capacity rise. Moreover, NRG Energy has completed the acquisition of Texas Genco LLC, a purchase that carried an additional cost of $1 billion to exit agreements to sell power in the future at a discount to today’s prices. We think its shares are attractively valued.

3.0%	Cadbury Schweppes PLC (United Kingdom)/Food Products

Cadbury Schweppes is the world’s largest confectionery company and the third largest soft-drink producer after Coca-Cola and Pepsi. We like its business mix: U.S. carbonated soft drinks, led by Dr. Pepper, account for 25% of its revenue; non-carbonated brands such as Hawaiian Punch and Snapple account for 25%; and gum and chocolate, two of the fastest growing areas of the consumer food market, account for the remaining 50%. Moreover, Cadbury’s cost-cutting program should generate savings, expand margins, and fund the innovation that has led to new products that have been driving revenue growth. The shares are attractively priced.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on August 1, 2006, at the beginning of the period, and held through the six-month period ended January 31, 2007.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Jennison 20/20 Focus Fund	11

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison 20/20 Focus Fund		Beginning Account Value August 1, 2006	Ending Account Value January 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,153.20	1.18%	$6.40
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

Class B	Actual	$1,000.00	$1,147.70	1.93%	$10.45
	Hypothetical	$1,000.00	$1,015.48	1.93%	$9.80

Class C	Actual	$1,000.00	$1,148.40	1.93%	$10.45
	Hypothetical	$1,000.00	$1,015.48	1.93%	$9.80

Class R	Actual	$1,000.00	$1,151.30	1.43%	$7.75
	Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27

Class Z	Actual	$1,000.00	$1,153.80	0.93%	$5.05
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended January 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended January 31, 2007 (to reflect the six-month period).

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Schedule of Investments

as of January 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.8%
COMMON STOCKS

Aerospace & Defense 2.9%
807,000	Honeywell International, Inc.	$36,871,830

Beverages 2.4%
465,800	PepsiCo, Inc.	30,388,792

Biotechnology 4.3%
297,400	Genentech, Inc.(a)	25,983,838
431,900	Gilead Sciences, Inc.(a)(b)	27,779,808

		53,763,646

Building Products 2.7%
683,800	American Standard Co., Inc.	33,772,882

Capital Markets 7.0%
957,300	Bank of New York Co., Inc. (The)	38,301,573
130,400	Goldman Sachs Group, Inc. (The)	27,665,664
352,000	UBS AG	22,179,520

		88,146,757

Chemicals 2.9%
742,500	E.I. du Pont de Nemours & Co.	36,798,300

Commercial Services & Supplies 2.8%
941,000	Waste Management, Inc.	35,739,180

Communications Equipment 6.2%
1,962,500	Motorola, Inc.	38,955,625
566,400	QUALCOMM, Inc.	21,330,624
143,900	Research In Motion Ltd.(a)	18,387,542

		78,673,791

Computers & Peripherals 4.2%
318,000	Apple Inc. (a)(b)	27,262,140
589,300	Hewlett-Packard Co.	25,504,904

		52,767,044

Diversified Consumer Services 2.7%
1,193,000	Career Education Corp.(a)	34,203,310

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	13

Schedule of Investments

as of January 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

Diversified Financial Services 2.4%
307,600	NYSE Group, Inc.(a)(b)	$30,753,848

Food & Staples Retailing 5.4%
1,535,400	Kroger Co. (The)	39,306,240
587,800	Wal-Mart Stores, Inc.	28,032,182

		67,338,422

Food Products 5.9%
824,500	Cadbury Schweppes PLC (United Kingdom)(ADR)	37,382,830
1,414,600	ConAgra Foods, Inc.	36,369,366

		73,752,196

Independent Power Producers & Energy Traders 3.0%
635,600	NRG Energy, Inc.(a)(b)	38,091,508

Insurance 5.2%
956,300	American International Group, Inc.	65,458,735

Internet Software & Services 2.8%
71,200	Google, Inc. (Class A)(a)	35,692,560

Media 4.2%
952,600	News Corp. (Class A)	22,147,950
861,900	Walt Disney Co. (The)	30,313,023

		52,460,973

Office Electronics 2.6%
1,877,500	Xerox Corp.(a)	32,293,000

Oil, Gas & Consumable Fuels 8.0%
682,800	Hess Corp.	36,864,372
435,500	Suncor Energy, Inc.	32,379,425
582,000	Valero Energy Corp.	31,590,960

		100,834,757

Pharmaceuticals 4.4%
412,200	Novartis AG, (Switzerland)(ADR)	23,779,818
342,900	Roche Holding AG, (Switzerland)(ADR)	32,110,802

		55,890,620

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Semiconductors & Semiconductor Equipment 1.9%
73,100	KLA-Tencor Corp.	$3,598,713
1,093,400	Marvell Technology Group, Ltd.(a)	19,998,286

		23,596,999

Software 6.2%
764,000	Adobe Systems, Inc.(a)	29,696,680
789,300	CA, Inc.	19,377,315
941,300	Microsoft Corp.	29,048,518

		78,122,513

Specialty Retail 2.1%
775,700	Lowe’s Companies, Inc. (The)	26,148,847

Wireless Telecommunication Services 3.6%
200,600	ALLTEL Corp.	12,294,774
1,879,600	Sprint Nextel Corp.(b)	33,513,268

		45,808,042

	Total long-term investments (cost $1,020,166,153)	1,207,368,552

SHORT-TERM INVESTMENT 12.9%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
163,085,402	(cost $163,085,402; includes $119,557,232 of cash collateral received for securities on loan)(c)(d)	163,085,402

	Total Investments 108.7% (cost $1,183,251,555; Note 5)	1,370,453,954
	Liabilities in excess of other assets (8.7%)	(109,407,655)

	Net Assets 100.0%	$1,261,046,299

The following abbreviations is used in the portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or portion of a security on loan. The aggregate market value of such securities is $117,039,866; cash collateral of $119,557,232 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	15

Schedule of Investments

as of January 31, 2007 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (including 9.5% of cash collateral received for securities on loan)	12.9%
Oil, Gas & Consumable Fuels	8.0
Capital Markets	7.0
Communications Equipment	6.2
Software	6.2
Food Products	5.9
Food & Staples Retailing	5.4
Insurance	5.2
Pharmaceuticals	4.4
Biotechnology	4.3
Computers & Peripherals	4.2
Media	4.2
Wireless Telecommunication Services	3.6
Independent Power Producers & Energy Traders	3.0
Aerospace & Defense	2.9
Chemicals	2.9
Commercial Services & Supplies	2.8
Internet Software & Services	2.8
Building Products	2.7
Diversified Consumer Services	2.7
Office Electronics	2.6
Diversified Financial Services	2.4
Beverages	2.4
Specialty Retail	2.1
Semiconductors & Semiconductor Equipment	1.9

108.7
Liabilities in excess of other assets	(8.7)

100.0%

See Notes to Financial Statements.

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Financial Statements

JANUARY 31, 2007	ANNUAL REPORT

Jennison 20/20 Focus Fund

Statement of Assets and Liabilities

as of January 31, 2007

Assets
Investments, at value including securities on loan of $117,039,866:
Unaffiliated investments (cost $1,020,166,153)	$1,207,368,552
Affiliated investments (cost $163,085,402)	163,085,402
Receivable for investments sold	20,643,156
Receivable for Fund shares sold	2,928,321
Dividends and interest receivable	861,556
Foreign tax reclaims receivable	113,921
Prepaid expenses	16,512

Total assets	1,395,017,420

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	119,557,232
Payable for investments purchased	6,395,635
Payable for Fund shares reacquired	5,770,929
Management fee payable	779,309
Payable to custodian	530,064
Distribution fee payable	467,904
Accrued expenses and other liabilities	273,231
Transfer agent fee payable	194,283
Deferred trustees' fees	2,534

Total liabilities	133,971,121

Net Assets	$1,261,046,299

Net assets were comprised of:
Shares of beneficial interest, at par	$78,511
Paid-in capital in excess of par	993,905,789

993,984,300
Accumulated net investment loss	(2,534)
Accumulated net realized gain on investments and foreign currency transactions	79,862,134
Net unrealized appreciation on investments	187,202,399

Net assets, January 31, 2007	$1,261,046,299

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($698,219,073 ÷ 42,659,958 shares of beneficial interest issued and outstanding)	$16.37
Maximum sales charge (5.50% of offering price)	.95

Maximum offering price to public	$17.32

Class B
Net asset value, offering price and redemption price per share ($191,219,752 ÷ 12,511,355 shares of beneficial interest issued and outstanding)	$15.28

Class C
Net asset value, offering price and redemption price per share ($195,094,118 ÷ 12,761,129 shares of beneficial interest issued and outstanding)	$15.29

Class R
Net asset value, offering price and redemption price per share ($2,622,948 ÷ 160,717 shares of beneficial interest issued and outstanding)	$16.32

Class Z
Net asset value, offering price and redemption price per share ($173,890,408 ÷ 10,417,450 shares of beneficial interest issued and outstanding)	$16.69

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	19

Statement of Operations

Year Ended January 31, 2007

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $351,554)	$13,683,704
Affiliated dividend income	1,457,954
Affiliated income from securities loaned, net	1,080,520
Unaffiliated interest	4,223

Total income	16,226,401

Expenses
Management fee	8,241,544
Distribution fee—Class A	1,501,283
Distribution fee—Class B	2,017,274
Distribution fee—Class C	1,591,964
Distribution fee—Class R	2,956
Transfer agents’ fees and expenses (including affiliated expense of $1,276,900)	1,490,000
Reports to shareholders	170,000
Custodian’s fees and expenses	121,000
Registration fees	90,000
Legal fees and expenses	41,000
Trustees’ fees	25,000
Insurance	21,000
Audit fee	20,000
Miscellaneous	23,220

Total expenses	15,356,241

Net investment income	870,160

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	119,962,082
Net change in unrealized appreciation on investments	1,162,262

Net gain on investments	121,124,344

Net Increase In Net Assets Resulting From Operations	$121,994,504

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended January 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$870,160	$(2,160,154)
Net realized gain on investments and foreign currency transactions	119,962,082	124,537,724
Net change in unrealized appreciation on investments	1,162,262	82,062,907

Net increase in net assets resulting from operations	121,994,504	204,440,477

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(1,302,100)	—
Class R	(542)	—
Class Z	(470,187)	—

	(1,772,829)	—

Distributions from net realized gains:
Class A	(42,701,052)	—
Class B	(14,970,454)	—
Class C	(12,571,307)	—
Class R	(38,065)	—
Class Z	(10,588,536)	—

	(80,869,414)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	410,221,360	387,302,908
Net asset value of shares issued in reinvestment of dividends and distributions	72,968,165	—
Cost of shares reacquired	(300,336,469)	(170,206,888)

Net increase in net assets from Fund share transactions	182,853,056	217,096,020

Total increase	222,205,317	421,536,497

Net Assets
Beginning of year	1,038,840,982	617,304,485

End of year	$1,261,046,299	$1,038,840,982

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	21

Notes to Financial Statements

Jennison 20/20 Focus Fund (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund normally invests at least 80% of its total assets in up to 40 equity-related securities of U.S. companies that are selected by the Fund’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

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Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the sale and maturities of foreign fixed income investments, the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Jennison 20/20 Focus Fund	23

Notes to Financial Statements

Cont’d

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

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its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .75 of 1% of the Fund’s average daily net assets up to and including $1 billion and .70 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended January 31, 2007.

There are two Portfolio Managers at Jennison, both of which manage approximately 50% of the Fund’s assets. In general, in order to maintain an approximately equal division of assets between the two portfolio managers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) are divided between the two portfolio managers as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two portfolio managers.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the

Jennison 20/20 Focus Fund	25

Notes to Financial Statements

Cont’d

“Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended January 31, 2007, PIMS contractually agreed to limit such expenses to .25 of 1% and .50 of 1% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it has received approximately $2,444,300 in front-end sales charges resulting from sales of Class A shares during the year ended January 31, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended January 31, 2007, it received approximately $228,100 and $28,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the "Funds"), is a party to a Syndicated Credit Agreement ("SCA") with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended January 31, 2007.

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Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agents’ fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended January 31, 2007, the Fund incurred approximately $452,300 in total networking fees. These amounts are included in transfer agents’ fees and expenses in the Statement of Operations.

For the year ended January 31, 2007, Prudential Equity Group, LLC and Wachovia earned $55,361 and $20,734 respectively in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended January 31, 2007, PIM has been compensated approximately $390,500 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended January 31, 2007, were $1,298,311,948 and $1,232,398,419, respectively.

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions. For the year ended January 31, 2007, the adjustments were to decrease accumulated net investment loss by $902,542, decrease accumulated net realized gain on investments and foreign currency

Jennison 20/20 Focus Fund	27

Notes to Financial Statements

Cont’d

transactions by $5,274,074 and increase paid-in capital in excess of par by $4,371,532 due to reclassification of dividend distributions and redemptions utilized as distributions for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of January 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$1,189,233,772	$196,570,729	$(15,350,547)	$181,220,182

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

For the year ended January 31, 2007, the character of dividends paid, as reflected in the Statement of Changes in Net Assets were $1,772,829 of ordinary income and $80,869,414 of long-term capital gains, which are taxable as such. There were no distributions paid during the year ended January 31, 2006.

As of January 31, 2007, the accumulated undistributed earnings on a tax basis were $24,912,033 of ordinary income and $60,932,318 of long-term capital gains.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker/dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z. Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended January 31, 2007:
Shares sold	12,104,031	$189,662,188
Shares issued in reinvestment of dividends and distributions	2,664,378	39,809,355
Shares reacquired	(12,793,665)	(200,773,614)

Net increase (decrease) in shares outstanding before conversion	1,974,744	28,697,929
Shares issued upon conversion from Class B	4,458,705	68,714,375

Net increase (decrease) in shares outstanding	6,433,449	$97,412,304

Year ended January 31, 2006:
Shares sold	12,805,495	$187,762,634
Shares reacquired	(4,188,553)	(58,758,749)

Net increase (decrease) in shares outstanding before conversion	8,616,942	129,003,885
Shares issued upon conversion from Class B	11,174,932	160,522,560

Net increase (decrease) in shares outstanding	19,791,874	$289,526,445

Class B
Year ended January 31, 2007:
Shares sold	3,384,364	$49,833,064
Shares issued in reinvestment of dividends and distributions	988,698	13,827,419
Shares reacquired	(2,137,693)	(31,235,878)

Net increase (decrease) in shares outstanding before conversion	2,235,369	32,424,605
Shares reacquired upon conversion into Class A	(4,749,572)	(68,714,375)

Net increase (decrease) in shares outstanding	(2,514,203)	$(36,289,770)

Year ended January 31, 2006:
Shares sold	2,529,083	$34,106,650
Shares reacquired	(4,039,728)	(51,042,324)

Net increase (decrease) in shares outstanding before conversion	(1,510,645)	(16,935,674)
Shares reacquired upon conversion into Class A	(11,807,346)	(160,522,560)

Net increase (decrease) in shares outstanding	(13,317,991)	$(177,458,234)

Class C
Year ended January 31, 2007:
Shares sold	5,179,145	$76,304,938
Shares issued in reinvestment of dividends and distributions	737,814	10,372,175
Shares reacquired	(1,473,643)	(21,514,315)

Net increase (decrease) in shares outstanding	4,443,316	$65,162,798

Year ended January 31, 2006:
Shares sold	3,265,245	$45,894,059
Shares reacquired	(936,427)	(12,133,361)

Net increase (decrease) in shares outstanding	2,328,818	$33,760,698

Jennison 20/20 Focus Fund	29

Notes to Financial Statements

Cont’d

Class R	Shares	Amount
Year ended January 31, 2007:
Shares sold	189,219	$3,001,633
Shares issued in reinvestment of dividends and distributions	2,508	38,342
Shares reacquired	(31,673)	(505,886)

Net increase (decrease) in shares outstanding	160,054	$2,534,089

Year ended January 31, 2006:
Shares sold	431	$6,760
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	431	$6,760

Class Z
Year ended January 31, 2007:
Shares sold	5,735,915	$91,419,537
Shares issued in reinvestment of dividends and distributions	585,225	8,920,874
Shares reacquired	(2,950,957)	(46,306,776)

Net increase (decrease) in shares outstanding	3,370,183	$54,033,635

Year ended January 31, 2006:
Shares sold	8,521,695	$119,532,805
Shares reacquired	(3,545,416)	(48,272,454)

Net increase (decrease) in shares outstanding	4,976,279	$71,260,351

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

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On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Jennison 20/20 Focus Fund	31

Financial Highlights

Class A
Year Ended January 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.88

Income (loss) from investment operations
Net investment income (loss)	.04
Net realized and unrealized gain (loss) on investments and foreign currencies	1.61

Total from investment operations	1.65

Less Dividends and Distributions
Dividends from net investment income	(.04)
Distributions from net realized gains	(1.12)

Total dividends and distributions	(1.16)

Net asset value, end of year	$16.37

Total Return(a):	11.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$698,219
Average net assets (000)	$600,513
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.18%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income (loss)	.29%
For Class A, B, C, R and Z shares:
Portfolio turnover	114%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	During each year, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended January 31,
2006	2005	2004(b)	2003(b)

$12.07	$10.93	$8.05	$10.54

.01	(.01)	(.01)	(.02)
3.80	1.15	2.89	(2.47)

3.81	1.14	2.88	(2.49)

—	—	—	—
—	—	—	—

—	—	—	—

$15.88	$12.07	$10.93	$8.05

31.57%	10.43%	35.78%	(23.62)%

$575,331	$198,304	$186,861	$147,783
$314,392	$188,056	$162,753	$179,093

1.28%	1.27%	1.27%	1.31%
1.03%	1.02%	1.02%	1.06%
.04%	(.08)%	(.08)%	(.23)%

106%	76%	105%	62%

Jennison 20/20 Focus Fund	33

Financial Highlights

Cont’d

Class B
Year Ended January 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.98

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.48

Total from investment operations	1.42

Less Distributions
Distributions from net realized gains	(1.12)

Net asset value, end of year	$15.28

Total Return(a):	10.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$191,220
Average net assets (000)	$201,727
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment loss	(.42)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended January 31,
2006	2005	2004(b)	2003(b)

$11.47	$10.47	$7.77	$10.24

(.09)	(.10)	(.07)	(.09)
3.60	1.10	2.77	(2.38)

3.51	1.00	2.70	(2.47)

—	—	—	—

$14.98	$11.47	$10.47	$7.77

30.60%	9.55%	34.75%	(24.12)%

$225,046	$324,971	$360,189	$312,898
$283,592	$337,430	$329,735	$401,217

2.03%	2.02%	2.02%	2.06%
1.03%	1.02%	1.02%	1.06%
(.67)%	(.83)%	(.83)%	(.98)%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	35

Financial Highlights

Cont’d

Class C
Year Ended January 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.98

Income (loss) from investment operations
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.50

Total from investment operations	1.43

Less Distributions
Distributions from net realized gains	(1.12)

Net asset value, end of year	$15.29

Total Return(a):	10.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$195,094
Average net assets (000)	$159,196
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment loss	(.48)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended January 31,
2006	2005	2004(b)	2003(b)

$11.47	$10.47	$7.77	$10.24

(.09)	(.10)	(.07)	(.09)
3.60	1.10	2.77	(2.38)

3.51	1.00	2.70	(2.47)

—	—	—	—

$14.98	$11.47	$10.47	$7.77

30.60%	9.55%	34.75%	(24.12)%

$124,608	$68,665	$72,779	$64,473
$81,239	$69,292	$67,488	$82,289

2.03%	2.02%	2.02%	2.06%
1.03%	1.02%	1.02%	1.06%
(.70)%	(.83)%	(.83)%	(.98)%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	37

Financial Highlights

Cont’d

Class R
Year Ended January 31, 2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$15.86

Income (loss) from investment operations
Net investment income (loss)	(.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.63

Total from investment operations	1.61

Less Dividends and Distributions
Dividends from net investment income	(.03)
Distributions from net realized gains	(1.12)

Total dividends and distributions	(1.15)

Net asset value, end of period	$16.32

Total Return(b):	11.05%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,623
Average net assets (000)	$591
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.43%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income (loss)	(.12)%

(a)	Commencement of investment operations.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	Calculations are based on average shares outstanding during the period.
(d)	Less than $.005 per share
(e)	During the period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Amount is actual and not rounded.
(g)	Annualized.
(h)	Less than .005%.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class R
2006	June 14, 2004(a) Through January 31, 2005

$12.07	$11.10

(.03)	—	(d)
3.82	.97

3.79	.97

—	—
—	—

—	—

$15.86	$12.07

31.40%	8.74%

$10,511 (f)	$2,800	(f)
$3,472 (f)	$1,847	(f)

1.53%	1.52	%(g)
1.03%	1.02	%(g)
(.22)%	—	(h)(g)

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	39

Financial Highlights

Cont’d

Class Z
Year Ended January 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.15

Income (loss) from investment operations
Net investment income	.08
Net realized and unrealized gain (loss) on investments and foreign currencies	1.63

Total from investment operations	1.71

Less Dividends and Distributions
Dividends from net investment income	(.05)
Distributions from net realized gains	(1.12)

Total dividends and distributions	(1.17)

Net asset value, end of year	$16.69

Total Return(a):	11.49%
Ratios/Supplemental Data:
Net assets, end of year (000)	$173,890
Average net assets (000)	$143,907
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income	.53%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Less than $.005 per share.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended January 31,
2006	2005	2004(b)	2003(b)

$12.25	$11.07	$8.13	$10.62

.04	.02	.02	— (c)
3.86	1.16	2.92	(2.49)

3.90	1.18	2.94	(2.49)

—	—	—	—
—	—	—	—

—	—	—	—

$16.15	$12.25	$11.07	$8.13

31.84%	10.66%	36.16%	(23.45)%

$113,845	$25,361	$14,584	$27,238
$63,511	$17,828	$26,576	$35,371

1.03%	1.02%	1.02%	1.06%
1.03%	1.02%	1.02%	1.06%
.28%	.20%	.18%	.02%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Jennison 20/20 Focus Fund:

We have audited the accompanying statement of assets and liabilities of Jennison 20/20 Focus Fund (hereafter referred to as the “Fund”), including the schedule of investments, as of January 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended January 31, 2003 were audited by another independent registered public accounting firm, whose report dated March 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of January 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 29, 2007

42	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (January 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended January 31, 2007, dividends paid from net investment income totaling $0.036 per Class A share, $0.026 per Class R share and $0.052 per Class Z share. Additionally, the Fund paid $1.123 per share of long-term capital gains for Class A, Class B, Class C and Class Z shares which are taxable as such. The Fund also utilized redemptions as distributions in the amount of $0.001 of short-term capital gains and $0.057 of long-term capital gains for each class of shares.

Further, we wish to advise you that 50.51% of the ordinary income dividend paid in the fiscal year ended January 31, 2007 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund intends to designate 49.88% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 100% of the ordinary income dividends as qualified short-term gain capital (QSTG) under the American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2007.

Jennison 20/20 Focus Fund	43

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Jennison 20/20 Focus Fund (the “Fund”) is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006), Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 66 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 1998(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2002) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 1998(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 1998(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

44	Visit our website at www.jennisondryden.com

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

Stephen G. Stoneburn (63), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 1998(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (60), Vice President and Trustee since 1997(3) Oversees 143 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jennison 20/20 Focus Fund	45

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valeria M. Simpson (48), Deputy Chief Compliance Officer since 2007.

Principal Occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of PI; Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anit-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

46	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)

“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison 20/20 Focus Fund	47

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 1/31/07
	One Year	Five Years	Since Inception
Class A	5.12%	9.63%	8.49%
Class B	5.34	9.91	8.38
Class C	9.41	10.06	8.38
Class R	11.05	N/A	19.13
Class Z	11.49	11.14	9.46

Average Annual Total Returns (Without Sales Charges) as of 1/31/07
	One Year	Five Years	Since Inception
Class A	11.24%	10.88%	9.21%
Class B	10.34	10.05	8.38
Class C	10.41	10.06	8.38
Class R	11.05	N/A	19.13
Class Z	11.49	11.14	9.46

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Classes A, B, C, and Z, 7/1/98; Class R, 6/14/04.

The graph compares a $10,000 investment in the Jennison 20/20 Focus Fund (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the commencement of operations of Class A shares (July 1, 1998) and the account values at the end of the current fiscal year (January 31, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Classes B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through January 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000® Index, an index that represents approximately 98% of the U.S. market. The indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of mid- to large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a CDSC of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but have a CDSC of 1% for Class C shares redeemed within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison 20/20 Focus Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Valerie Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the
Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison 20/20 Focus Fund, 3 Gateway Center, Newark, NJ, 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison 20/20 Focus Fund
Share Class	A	B	C	R	Z
NASDAQ	PTWAX	PTWBX	PTWCX	JTWRX	PTWZX
CUSIP	476295100	476295209	476295308	476295506	476295407

MF183E    IFS-A131010    Ed. 03/2007

Item 2 –	Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended January 31, 2007 and January 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $19,900 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $317,300 and $51,000, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison 20/20 Focus Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date March 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title )*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date March 22, 2007

By (Signature and Title )*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date March 22, 2007

*	Print the name and title of each signing officer under his or her signature.